February 21, 2011

Dear Frontier Colleague:

I am writing to tell you that Frontier will soon announce we have entered into a definitive agreement to merge with Holly Corporation and create one of the strongest, most profitable and best capitalized independent refining companies in the United States.  This is a merger of two outstanding companies, styled as a merger of equals in which Frontier shareholders will own approximately half of the combined company.

Our objectives in bringing these companies together are to create an operation with greater scale, to broaden our manufacturing base, to improve our capacity to withstand industry volatility, and to enhance our ability to grow strategically – all while retaining exposure to the differentiated geographic markets for refined products and crude oil supply that have been central to our success through the years.  Our press release provides additional details on the transaction.

Our merger partner, Holly Corporation, is an independent refining company with 256,000 bpd of crude distillation capacity serving markets in the Mid-Continent states from its Tulsa refinery, the Inter-Mountain states from its Woods Cross refinery near Salt Lake City and the Southwestern states from its Artesia, New Mexico refinery.  Holly is also constructing, and owns a 75% interest in, the UNEV pipeline, which will provide an efficient refined products transportation link between Salt Lake City and Las Vegas.  In addition, Holly has an affiliated MLP, Holly Energy Partners, which owns significant pipeline and tankage assets and has been a strategic source of capital funding for Holly’s strategic growth.  Holly Corporation has many similarities with Frontier, perhaps the most important of which is a strongly shared commitment to safe refining operations and responsible interaction with our local communities and environmental resources.

The new company will be called HollyFrontier Corporation, and it will be headquartered in Dallas, Texas.  We anticipate consolidating most of Frontier’s corporate and administrative activities in the Dallas office, and we will maintain certain commercial operations in Denver, Colorado.  The senior leadership team of HollyFrontier Corporation will comprise individuals from both companies, including Matt Clifton as Executive Chairman, Dave Lamp as Chief Operating Officer, and Doug Aron as Chief Financial Officer.  I will serve as Chief Executive Officer.

Looking back over the past two years at Frontier, I would characterize our performance as one of rising to challenges and pushing through barriers.  In particular, we returned to profitability in 2010; we will resume paying dividends to shareholders in March of this year; we have reconfigured Cheyenne operations to once again contribute to our financial results, and we have become a leaner organization with improved communication and faster execution.  Overall, I would say, “Promises made, and promises kept.”  The merger with Holly comes at a point when we are each strong and willing partners, who see the future together as a period of strategically-directed growth of both our operations and our shareholder value.

Our transaction is expected to close early in the third quarter of 2011.  Prior to this, there will be regulatory reviews as well as a shareholder vote on the merger.  In each instance, I am confident we will pass the necessary hurdles.  Until we do, Frontier remains an independent public company, and we will be focused on executing the priorities in our plan and looking after our customers, both internal and external, with the same commitment to excellence we have always upheld.

Regarding the impact of this merger on our organization and on you, I am committed to treating the people affected by this merger fairly in every respect.  The specific integration plan and timeline are being developed with input from both management teams.  I will communicate openly and frequently about how the integration is proceeding and how it is likely to affect our people and organizational structure.  There will be no physical integration until the merger transaction closes.  Our goal throughout the integration process will be to create a capable and cohesive organization suited to executing both today’s business and our future growth.

We owe our success at Frontier to the people of this company and to your relentless efforts serving our customers and shareholders.  As we move forward toward this next step, I ask you to work safely and focus on the tasks in front of us.  Thank you for all you do to make our company successful.

Sincerely,

Mike Jennings

Important Information for Investors and Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger will be submitted to Frontier’s shareholders for their consideration, and the issuance of Holly common stock in connection with the proposed merger will be submitted to Holly’s shareholders for their consideration.  Holly will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by Frontier and Holly to solicit the required approval of their shareholders in connection with the proposed merger and will constitute a prospectus of Holly. Frontier and Holly may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF FRONTIER AND HOLLY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing important information about Frontier and Holly, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Frontier will be available free of charge on Frontier’s website at www.frontieroil.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Frontier’s Investor Relations Department at (713) 688-9600. Copies of the documents filed with the SEC by Holly will be available free of charge on Holly’s website at www.hollycorp.com under the tab “Investors” or by contacting Holly’s Investor Relations Department at (214) 871-3555.
Frontier, Holly and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Frontier and stockholders of Holder in connection with the proposed transaction. Information about the directors and executive officers of Frontier is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 22, 2010.  Information about the directors and executive officers of Holly is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 25, 2010.  These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements
Statements in this document include “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the effects of the proposed merger and statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to Frontier and Holly as of today’s date, and are not guarantees of the future performance of Frontier, Holly or the combined company, and actual results may vary materially from the results and expectations discussed.  For instance, although Frontier and Holly have signed an agreement for a subsidiary of Holly to merge with and into Frontier, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive the necessary approval of Frontier’s shareholders or Holly’s stockholders or government approvals or if either Frontier or Holly fails to satisfy conditions to closing.  Additional risks and uncertainties related to the proposed merger include, but are not limited to, the successful integration of Frontier’s and Holly’s business and the combined company’s ability to compete in the highly competitive refining and marketing industry.  The revenues, earnings and business prospects of Frontier, Holly and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in Frontier’s, Holly’s and the combined company’s markets; the demand for and supply of crude oil and refined products; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines; effects of governmental and environmental regulations and policies; the availability and cost of financing; the effectiveness of capital investments and marketing strategies; efficiency in carrying out construction projects; the ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist attacks and the consequences of any such attacks; and general economic conditions.
Frontier cautions that the foregoing list of risks and uncertainties is not exclusive. Additional information concerning these and other risks is contained in Frontier’s and Holly’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other SEC filings. All subsequent written and oral forward-looking statements concerning Frontier, Holly, the proposed merger or other matters and attributable to Frontier or Holly or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  We undertake no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.
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